Exhibit 99.1





                                                               May 9, 2008



FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                      ANNOUNCES FIRST QUARTER 2008 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the three month period ended March 31, 2008. Net loss was $95,824,000 or $.43 per diluted common share for the three month period ended March 31, 2008 compared to net income of $8,374,000 or $.04 per diluted common share for the three month period ended March 31, 2007.

For more information on the Company's results of operations for the first quarter of 2008, please see the Company's Form 10-Q for the three months ended March 31, 2008, which was filed with the Securities and Exchange Commission today.

           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

                                                                                      For the Three Month
                                                                                     Period Ended March 31,
                                                                                     ----------------------
                                                                                     2008              2007
                                                                                     ----              ----

Revenues and other income                                                         $324,849          $197,185
                                                                                  ========          ========

Net securities gains                                                              $  8,282          $ 15,921
                                                                                  ========          ========

Loss from continuing operations before income taxes
   and income (loss) related to associated companies                              $(32,793)         $ (8,796)

Income taxes                                                                       (11,350)           (3,732)
                                                                                  --------          --------

Loss from continuing operations before income (loss)
   related to associated companies                                                 (21,443)           (5,064)

Income (loss) related to associated companies, net of taxes                        (74,381)           12,925
                                                                                  --------          --------

Income (loss) from continuing operations                                           (95,824)            7,861

Income from discontinued operations, including gain
   on disposal, net of taxes                                                           --                513
                                                                                  --------          --------

   Net income (loss)                                                              $(95,824)         $  8,374
                                                                                  ========          ========

Basic earnings (loss) per common share:
Income (loss) from continuing operations                                             $(.43)            $ .04

Income from discontinued operations, including gain
   on disposal, net of taxes                                                           --                --
                                                                                     -----             -----
   Net income (loss)                                                                 $(.43)            $ .04
                                                                                     =====             =====

Number of shares in calculation                                                    222,584           216,409
                                                                                  ========          ========

Diluted earnings (loss) per common share:
Income (loss) from continuing operations                                             $(.43)            $ .04

Income from discontinued operations, including gain
   on disposal, net of taxes                                                           --                --
                                                                                     -----             -----

   Net income (loss)                                                                 $(.43)            $ .04
                                                                                     =====             =====

Number of shares in calculation                                                    222,584           216,779
                                                                                  ========          ========


